SECOND AMENDMENT TO REVOLVING CREDIT AND GUARANTY AGREEMENT

     SECOND AMENDMENT, dated as of July 25, 1997 (the "Amendment"), to the REVOLVING CREDIT AND GUARANTY AGREEMENT dated as of July 17, 1997 among ALLIANCE ENTERTAINMENT CORP., a Delaware corporation (the "Borrower"), as a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code, the Guarantors named therein (the "Guarantors"), as debtors and debtors-in-possession under Chapter 11 of the Bankruptcy Code, THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), each of the other financial institutions party thereto (together with Chase, the "Banks") and THE CHASE MANHATTAN BANK, as administrative and collateral agent for the Banks (in such capacity, the "Agent").

                           W I T N E S S E T H:

     WHEREAS, the Borrower, the Guarantors, Chase and the Agent are parties to that certain Revolving Credit and Guaranty Agreement, dated as of July 17, 1996, as amended by that certain Letter Agreement, dated July 23, 1997 (and as the same may be further amended, modified or supplemented from time to time, the "Credit Agreement"); and

     WHEREAS, Section 10.3(b) of the Credit Agreement provides that each Bank may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under the Credit Agreement (including, without limitation, all or a portion of its Commitment and the same portion of the related Loans at the time owing to it) by executing and delivering with such Eligible Assignee an Assignment and Acceptance in substantially the form of Exhibit D to the Credit Agreement (a copy of which is annexed hereto as Schedule
I); and

     WHEREAS, Chase wishes to assign to each of the financial institutions (other than Chase) that is named on Annex A hereto (such financial institutions other than Chase, collectively the "New Banks"), and each of the New Banks wishes to assume, a pro rata portion of Chase's interests, rights and obligations under the Credit Agreement; and

     WHEREAS, the Borrower, the Guarantors, Chase, the New Banks and the Agent have determined that the execution and delivery of this Amendment to effectuate a reallocation of the Total Commitment among Chase and the New Banks will be more expeditious and administratively efficient than the execution and delivery of a separate Assignment and Acceptance between Chase and each of the New Banks; and

     WHEREAS, upon the occurrence of the Effective Date (as hereinafter defined) of this Amendment, each of the New Banks shall become a party to the Credit Agreement as a Bank and shall have the rights and obligations of a Bank thereunder and the respective Commitment of Chase and each of the New Banks under the Credit Agreement shall be in the amount set forth opposite its name on Annex A hereto, as the same may be reduced from time to time pursuant to Section
2.10 of the Credit Agreement;

     NOW, THEREFORE, it is agreed:

     1. As used herein all terms that are defined in the Credit Agreement shall have the same meanings herein.

     2. Section 6.12 of the Credit Agreement is hereby amended by deleting the words "in the exercise of its sole discretion" set forth in the last sentence of the first paragraph thereof and inserting in lieu thereof the words ", such consent not to be unreasonably withheld".

     3. Annex A to the Credit Agreement is hereby replaced in its entirety by Annex A hereto.

     4. The signature pages of the Credit Agreement are hereby amended to conform to the signature pages hereto.

     5. By its execution and delivery hereof, Chase shall be deemed to have made each of the statements set forth in clauses (i) and (ii) of paragraph 2 of the Assignment and Acceptance as if such statements were fully set forth herein at length.

     6. By its execution and delivery hereof, each of the New Banks shall be deemed to have made each of the statements set forth in clauses (i), (ii),
(iii), (iv) and (v) of paragraph 3 of the Assignment and Acceptance as if such statements were fully set forth herein at length.

     7. On the Effective Date, (i) each New Bank will pay to the Agent (for the account of Chase) such amount as represents such New Bank's pro rata portion of the aggregate principal amount of the Loans, if any, that are outstanding on the Effective Date and such New Bank's pro rata portion of the aggregate amount of the then unreimbursed drafts, if any, that were theretofore drawn under Letters of Credit, and (ii) the Agent shall pay to each of the New Banks such fees as have been previously agreed to between the Agent and such New Bank.

     8. By its execution and delivery hereof, each of the New Banks (i) agrees that any interest, Commitment Fees and Letter of Credit Fees (pursuant to Sections 2.8, 2.20 and 2.21 of the Credit Agreement) that accrued prior to the Effective Date shall not be payable to such New Bank and authorizes and directs the Agent to deduct such amounts from any interest, Commitment Fees or Letter of Credit Fees paid after the date hereof and to pay such amounts to Chase (it being understood that interest, Commitment Fees and Letter of Credit Fees respecting the Commitment of Chase and each New Bank which accrue on or after the Effective Date shall be payable to such Bank in accordance with its Commitment), (ii) acknowledges that if such New Bank is organized under the laws of a jurisdiction outside of the United States, such New Bank has heretofore furnished to the Agent the forms prescribed by the Internal Revenue Service of the United States certifying as to such New Bank's exemption from United States withholding taxes with respect to any payments to be made to such New Bank under the Credit Agreement (or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by an applicable tax treaty) and (iii) acknowledges that such New Bank has heretofore supplied to the Agent the information requested on the administrative questionnaire which is attached to the Assignment and Acceptance as Exhibit A.

                  9. This Amendment shall not become effective (the "Effective Date") until (i) the date on which this Amendment shall have been executed by the Borrower, the Guarantors, Chase, the New Banks and the Agent, and the Agent shall have received evidence satisfactory to it of such execution and (ii) the payments provided for in clauses (i) and (ii) of paragraph 6 hereof shall have been made.

                  10. The  Borrower  agrees  that its  obligations  set forth in
Section 10.5 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment.

                  11. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Agent or the Banks may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

                  12. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                  13. This Amendment shall in all respects be construed in accordance with and governed by the laws of the State of New York applicable to contracts made and to be performed wholly within such State.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first above written.

                          ALLIANCE ENTERTAINMENT CORP.


                        By:
                           -----------------------------
                                     Title:

                                         GUARANTORS:

                                         CONCORD RECORDS, INC.
                                         INDEPENDENT NATIONAL DISTRIBUTORS, INC.
                                         AEC ONE STOP GROUP, INC.
                                         PASSPORT MUSIC DISTRIBUTION, INC.
                                         FL ACQUISITION CORP.
                                         ALLIANCE VENTURES, INC.
                                         EXECUSOFT, INC.
                                         AEC ACQUISITION CORP.
                                         CASTLE COMMUNICATIONS (U.S.), INC.
                                         PASSPORT MUSIC WORLDWIDE, INC.
                                         AEC AMERICAS, INC.
                                         AE LAND CORP.
                                         ONE WAY RECORDS, INC.
                                         MATRIX SOFTWARE, INC.


                        By:
                           -----------------------------
                                     Title:


                                         RED ANT BOX, INC.
                                         RED ANT HOLDINGS, INC.
                                         BLACK ANT MUSIC, INC.
                                         ARMY ANT MUSIC, INC.
                                         VELVET ANT MUSIC, INC.


                         By:
                            ----------------------------
                                    Title:

                                RED ANT LLC


                         By:
                             ---------------------------
                             Red Ant Box, Inc., its managing member


                         By:
                            -----------------------------
                                   Title:

                            THE CHASE MANHATTAN BANK,
                            Individually and as Agent


                        By:
                           -----------------------------
                                     Title:

                            270 Park Avenue
                            New York, New York 10017
                            Attn:  Agnes Levy

                            NEW BANKS:

                            BANK OF AMERICA NATIONAL TRUST AND
                                  SAVINGS ASSOCIATION

                        By:
                           -----------------------------
                                     Title:

                            335 Madison Avenue, Fifth Floor
                            New York, New York 10017
                            Attn:  Fred Zagar

                            THE FIRST NATIONAL BANK OF CHICAGO

                        By:
                           -----------------------------
                                     Title:

                             One First National Plaza, Suite 0173
                             Chicago, Illinois 60607
                             Attn:  Phil Martin

                             CARGILL FINANCIAL SERVICES CORP.

                        By:
                           -----------------------------
                                     Title:

                             6000 Clearwater Drive
                             Minnetonka, Minnesota 55343
                             Attn:  John Foley

                             MERRILL LYNCH, PIERCE, FENNER & SMITH,
                                     INCORPORATED

                        By:
                           -----------------------------
                                     Title:

                             250 Vesey Street, 7th Floor
                             World Financial Center. North Tower
                             North Tower
                             New York, New York 10281
                             Attn:  John Humphrey

                             FIRST SOURCE FINANCIAL, LLP

                        By:
                           -----------------------------
                                     Title:

                             c/o First Source Financial
                             2858 West Golf Road, 5th Floor
                             Rolling Meadows, Illinois 60008
                             Attn:  Maureen Ault


                             NATIONAL BANK OF CANADA

                        By:
                           -----------------------------
                                     Title:

                             125 West 55th Street, 23rd Floor
                             New York, New York 10019
                             Attn:  Gaetan Frosina

                                   ANNEX A TO
                                SECOND AMENDMENT

                                     ANNEX A
                                       to
                     REVOLVING CREDIT AND GUARANTY AGREEMENT

                      Dated as of July 17, 1996, as amended

                                              Commitment           Commitment
Bank                                            Amount             Percentage

The Chase Manhattan Bank                     $12,375,000             24.75%
Bank of America National Trust               $12,125,000             24.25%
 and Savings Association
The First National Bank of Chicago           $ 7,500,000             15.00%
Cargill Financial Services Corp.             $ 7,250,000             14.50%
Merrill Lynch, Pierce, Fenner &              $ 4,000,000              8.00%
 Smith Incorporated
National Bank of Canada                      $ 3,750,000              7.50%
First Source Financial LLP                   $ 3,000,000              6.00%
--------------------------                   -----------             -----


Total                                        $50,000,000            100.00%
                                             ===========            =======